Exhibit 10.1

    AMENDED AND RESTATED OPERATIONS  AND CONVERTIBLE NOTE PURCHASE AGREEMENT
    ------------------------------------------------------------------------

     This  Agreement ("Agreement") is entered into between HIGH PLAINS GAS, LLC,
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with  offices  at  Gillette, Wyoming 82717 ("Operator"), CURRENT ENERGY PARTNERS
                                             --------
CORPORATION whose address is 11038 North Highland Blvd, Highland, Utah 84003 ("Current") and CEP-M PURCHASE, LLC, whose address is 11038 North Highland Blvd,
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Highland,  Utah 84003  ("CEP").  Current and CEP may collectively be referred to
                         ---
as Owner. Operator, Current and CEP may collectively be referred to as the "Parties." This Agreement supersedes and replaces the Operations and Membership
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Purchase  Agreement  between  the  Parties  dated  September  3,  2010.

                                R E C I T A L S:
                                ----------------

A. On or before September 23, 2010, CEP intends to purchase certain producing and non-producing oil, gas and mineral leases described on Exhibit A attached hereto (the "Properties").

B. To facilitate purchase of the Properties, CEP will issue to Operator a Convertible Promissory Note in the form attached hereto as Exhibit B (the "Convertible Note") in consideration Operator will provide CEP the funds as set forth in paragraph 4 hereto. The Convertible Promissory Note is convertible into 51% of the equity of CEP upon the satisfaction of certain conditions.

B. Pending the purchase of the Properties, CEP has been the current operator of the Properties pursuant to that certain Purchase and Sale Agreement effective July 1, 2010, by and between Pennaco Energy, Inc. and Owner ("Pennaco Agreement").

C. CEP desires to engage Operator to perform the operating duties specified in the Pennaco Agreement.

D. Operator is experienced in oil and gas operations and desires to be engaged by Owner as an independent contractor to perform specific duties in the Owner's operation of the Properties through closing of the Marathon Agreement.

E. The Parties have agreed upon the terms and conditions upon which Operator will perform its duties in the Owner's operation of the Properties.

NOW, THEREFORE, for and in consideration of the recitals stated herein above all of which are fully incorporated as part of the mutual covenants and the below agreements ("Agreements") contained herein, the Parties agree as follows:


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                                   AGREEMENT
                                   ---------

1. Upon execution of this agreement, and upon the terms and subject to the conditions contained herein, Owner appoints Operator and Operator shall accept the appointment as operator of the Properties. The Leases shall be operated in accordance with the terms set forth on Exhibit C attached hereto and incorporated herein.

2. Upon conversion of the Convertible Note (the "Conversion Date"), Operator shall no longer be the operator and its obligations under paragraph 1 and Exhibit C terminate. On the Conversion Date, Operator will receive a 51% membership interest in CEP, on the following terms and conditions:

     A. On the Conversion Date, CEP shall deliver an assignment of membership interest or comparable document transferring a 51% membership interest in CEP to Operator, free and clear of all liens and encumbrances. On or before the Conversion Date, CEP or Current shall also prepare an Amended Operating agreement satisfactory to Operator, as well as other amended documents that may be requested by Operator or required by law. Within two days after the Conversion Date, Operator, or its designee, will be named as manager of CEP.

     B. Affirmative Covenants. Prior to the Conversion Date, except as consented in writing by Operator, CEP will, and Current will cause CEP to:

          (a) conduct its operations according to the ordinary and usual course of business and use reasonable efforts to preserve intact its business organization and business relationships;

          (b) promptly inform the Operator in writing of any material variances from the representations and warranties contained in this Agreement; and

          (c) promptly inform the Operator in writing of any material variances from the information contained in any financial statements or other documents provided by Owner to Operator.

     C. Negative Covenants. Prior to the Conversion Date, except as consented to in writing by the Operator, CEP will not, and Current will not permit CEP to:

          (a) issue, sell or transfer any of its equity securities, securities convertible into its equity securities or warrants, options or other rights to acquire its equity securities, or any bonds or other securities issued by it;

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          (b)  mortgage,  pledge  or  subject  to  any  material lien, charge or any other material encumbrance any portion of its properties or assets, except liens for current property taxes not yet due and payable and encumbrances and pledges associated with the financings provided by Amegy as part of the anticipated Closing or any other encumbrance mutually agreed to by the parties in writing;

          (c) sell, assign or transfer any material portion of its tangible or intangible assets, except in the ordinary course of business; and

          (d) make any amendments to its Certificate of Incorporation or By-Laws, except as expressly approved in writing by the Operator.

     D. As an inducement to the Operator to enter into this Agreement, CEP and Current hereby represent and warrant that, as of the date of this Agreement and the Conversion Date:

          (a) Organization and Corporate Power. CEP is a limited liability company validly existing and in good standing under the laws of the State of Delaware. CEP has all requisite corporate power, authority, material authorizations, licenses, and permits necessary to own its properties and to carry on its business as now conducted.

          (b) Membership Interest. As of the Conversion Date, there will be no lien, charge, pledge, or other encumbrance on the membership interest of CEP. There are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire any membership interest of CEP or securities or obligations of any kind convertible into or exchangeable for any membership interest of CEP.

          (c) Subsidiaries. CEP does not own, directly or indirectly, any stock, partnership interest, joint venture interest, or other security or interest in any corporation, organization, or entity.

          (d) Absence of Undisclosed Liabilities. CEP does not have any obligations or liabilities, contingent or otherwise, except the Performance Deposit of $750,000.00 pursuant to the Pennaco Agreement, accrued payroll and other liabilities (not exceeding a total amount of $30,000) expressly disclosed in this Agreement or in the financial statements to be provided by Owner to Operator.

     E.  Tax  Matters.

          (a) Except as set forth herein, (i) CEP has timely filed all material Tax returns and has paid all taxes indicated as due and payable on such returns; (ii) all Taxes attributable to periods ending on or before the date of the Closing (the "Closing Date") whether or not the Tax period ends on or before the Closing Date) have been adequately accrued on CEP's books and records; (iii) no deficiency for any material amount of Tax has been asserted or assessed by any Taxing authority against CEP or the Current with respect to CEP which remain outstanding; (iv) neither the Current nor CEP have expressly consented to extend the time in which any Tax may be assessed or collected by any Taxing authority; and (v) neither CEP nor the Current has been notified regarding any ongoing or pending Tax audits by any Taxing authority against CEP or the Current with respect to CEP.

          (b) For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, environmental taxes, customs duties, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other tax, fee, assessment or charge of any kind whatsoever including any interest, penalties or additions to Tax or additional amounts in respect of the foregoing.

     F Contracts and Commitments. There are no contracts or commitments which are material to CEP other than the Pennaco Agreement and contracts and the agreements described therein, and those contracts and commitments expressly disclosed in writing.

     G. Litigation. There are no material actions, suits, proceedings, orders or investigations pending or, to the Owner's knowledge, threatened against CEP at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     H. Compliance with Law. CEP is in compliance in all material respects with all applicable laws, regulations and orders of any governmental agency or governing body having jurisdiction over its operation, including, but not limited to, laws, orders, and regulations relating to the sale and issuance of securities, zoning, building codes, occupational safety and health, water or air pollution, employment practices, and payment of taxes.

     I. Bankruptcy. Neither CEP nor Current has ever been, and is not now, debtors or bankrupts in any bankruptcy proceeding.

     J. True Statements. Neither this Agreement nor any documents, certificate, or statement furnished by CEP or Owner to Operator contains any untrue statement of a material fact or omits to state a material fact necessary to make such statements of facts not misleading.

3. Subject to the conditions set forth in this Agreement, the closing of this Agreement ("CLOSING") shall take place at the offices of Current Energy Partners Corporation on or before September 30, 2010, or at such other time, date and place as the Parties mutually agree upon in writing (the "CLOSING DATE"). At the Closing, CEP shall deliver to Operator the executed Convertible Note.

4. In consideration of the purchase of the Convertible Note, and the appointment of Operator as operator of the Properties pursuant to paragraph 1, Operator shall pay to CEP the sum of $3,550,000 at the Closing. Concurrently with the execution of this Agreement, Operator shall deposit with Marathon (Pennaco Energy) ("ESCROW AGENT") the Contribution, to be held by Escrow Agent pursuant to this Agreement. All fees payable to the Escrow Agent under the Escrow Agreement shall be borne and paid one-half by Operator and one-half by Current. At Closing, the Contribution and any interest earned thereon shall be distributed to CEP (to an account as shall be directed in writing by Current. Operator will use commercially reasonable efforts to obtain the bonds required to close the Pennaco
     Agreement. Notwithstanding the preceding sentence, Operator makes no guarantee or promise that it can obtain such bonds.

5. At any time prior to Closing, the Parties shall have the right to terminate this Agreement in its entirety, provided notice of termination is provided in writing and in accordance with paragraph 9. In the event this Agreement is terminated pursuant to this paragraph, the Contribution and any accumulated interest (less the fees payable to the Escrow Agent) shall be immediately returned to Operator, along with any costs and expenses incurred by Operator in assisting with closing the Pennaco Agreement (including but not limited to any expenses in obtaining or transferring bonds and permits as required by the Wyoming Oil and Gas Conservation
     Commission  or  other  regulatory  authority).

6. As of the date hereof and as of the Closing Date, Owner hereby represents and warrants to Operator that Owner has the legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements and instruments executed by Owner in connection herewith have been duly executed and delivered by Owner, and assuming this Agreement and such other agreements and instruments constitute the valid and binding obligations of Operator, constitute legal, valid and binding obligations of Owner, enforceable against Owner in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7. The Parties shall not assign, in whole or in part, any of the rights, obligations or benefits arising under this Agreement, without the prior written consent of the other Parties, except that either Party may assign its rights, obligations and benefits hereunder to an affiliate without the prior written consent of the other Party.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming.

9. Any notice, request, consent, payment, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the Party to whom notice is given, on the date of confirmation of receipt if sent by facsimile or on the third day after mailing if mailed to the Party to whom the notice is to be given by certified mail, return receipt requested, postage prepaid and properly addressed as follows:

          If  to  Owner:
                    Current  Energy  Partners  Corporation
                    11038  North  Highland  Blvd,
                    Highland,  Utah  84003
                    Attention:  Brent  M.  Cook
                    Phone  :  801-361-6490
                    E-Mail:  bcook@currentep.com
                             -------------------


                    CEP-M  Purchase,  LLC
                    11038  North  Highland  Blvd.
                    Highland,  Utah  84003
                    Attention:  Brandon  Hargett
                    Phone:  702-466-3749
                    E-Mail:  bhargett@currentep.com
                             ----------------------

          If  to  Operator:

                    High  Plains  Gas,  LLC
                    P.O.  Box  1564
                    Gillette,  Wyoming  82717
                    Attention:  Joseph  Hettinger
                    Phone:   307-686-5030
                    Fax:       307-682-7206
                    E-Mail:   Hettinger_joe@hotmail.com

     Any Party may change its address by giving the other Parties written notice of the new address in the manner set forth above.

10. If any portion of this Agreement shall be found by a court of competent jurisdiction to be illegal, unenforceable or invalid, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the illegal, unenforceable or invalid provisions had never been contained herein.

11. No waiver by either Party of any term or any breach of this Agreement shall be construed as a waiver of any other term or breach hereof, or of the same or a similar term or breach on any other occasion.

12. No modification or amendment of this Agreement shall be binding upon any Party unless in writing and signed by all Parties.

13. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties regarding the subject matter hereof.

14. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument

15. If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term "force majeure", as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, terrorist attack, war, blockade, public riot, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other

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     cause,  whether  of  the  kind  specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension. The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

16. Each party will use reasonable care in the treatment of the other party's confidential information including but not limited to financial data, petroleum reserve data, geologic data, type production data, sales history, vendors, products, or strategic plans and will not knowingly disclose any confidential information of the other party to any third party without first obtaining written consent of the other party. Each party shall limit dissemination of the other party's confidential information only to those employees who require access thereto to perform their functions under this Agreement, and who have been apprised of the confidential nature of such information and agree to abide by the obligations contained herein. Each party agrees to return such confidential information to the disclosing party upon receipt of written request and upon the termination of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                         OWNER:

                         CURRENT  ENERGY  PARTNERS  CORPORATION


                         By:  /s/  Brent  M.  Cook  -  CEO  9/30/2010
                         --------------------------------------------
                         Name:  Brent  M.  Cook,  CEO


                         CEP-M  PURCHASE,  LLC

                         BY:  CURRENT  ENERGY  PARTNERS  CORPORATION,  MANAGER


                         By:  /s/  Brent  M.  Cook  -  CEO  9/30/2010
                         --------------------------------------------
                         Name:  Brent  M.  Cook,  CEO

                         OPERATOR:

                         HIGH  PLAINS  GAS,  LLC


                         By:       /s/  Mark  Hettinger  September  30,  2010
                                   -------------------------------------
                         Name:     Mark  Hettinger
                         Title:    Chief  Operating  Officer